Exhibit 10.14
                                                              -------------

             MYSTIC FINANCIAL, INC.
                 RETIREMENT PLAN
                       FOR
             NON-EMPLOYEE DIRECTORS

          Effective as of November 8, 2000


                                  AMENDMENT
                                  ---------

      Effective as of November 8, 2000, Section 2(d) of the Plan shall be amended to read in its entirety as follows:

            (d) The term "Annual Compensation" means, on any date for any Eligible Director, the amount of compensation earned by such Eligible Director for service as a member of the Board of Directors of the Company during the calendar year preceding such date as consisting of all retainer payments, a;; fees and payments made solely on the basis of attendance at meetings of the Board and committees thereof, and all other payments of compensation not attributable to stock options or restricted stock. Any payments related to stock options or restricted stock are excluded from "Annual Compensation" for all purposes.

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Mystic Financial, Inc. pursuant to authority given by resolution of the Board of Directors.

                                       MYSTIC FINANCIAL, INC.


                                       By /s/ Ralph W. Dunham
                                          ---------------------------------
                                          Name: Ralph W. Dunham
                                          Title: President and CEO


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